Exhibit 32.2
Certification of the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Integral Ad Science Holding Corp. (the “Company”) for the period ended March 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Jill Putman, Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2025	/s/ Jill Putman
Jill Putman
Director and Interim Chief Financial Officer